Exhibit 99.2




                                   CERTIFICATION


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly Report of BF Enterprises, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of June 30, 2002 and December 31, 2001 and its results of operations for the three-month and six-month periods ended June 30, 2002.



                                              /s/ S. Douglas Post
                                              ---------------------------
                                              S. Douglas Post
                                              Vice President, Treasurer and
                                              Chief Financial Officer


Date: August 13, 2002